VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES 10
                   LONG-TERM INVESTMENT GRADE TRUST, SERIES 1
           VAN KAMPEN FOCUS PORTFOLIOS INSURED INCOME TRUST, SERIES 94

                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 20, 2002

         Notwithstanding anything to the contrary in the prospectus, any Underwriter that purchases at least 1,000 Units of a single Trust from the Sponsor on any single day during the initial offering period will be allowed a concession in connection with the distribution of such Units equal to $40.00 per Unit.

Supplement Dated:  June 25, 2002